                                                               EXHIBIT (d)(1)(i)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

                     AMENDED INVESTMENT MANAGEMENT AGREEMENT

                                     BETWEEN

                              ING SERIES FUND, INC.

                                       AND

                              ING INVESTMENTS, LLC

                                                               ANNUAL INVESTMENT MANAGEMENT FEE
              SERIES                                         ------------------------------------
              ------                                         (as a percentage of daily net assets)
Brokerage Cash Reserves                                           0.200% on first $1 billion
                                                                   0.190% on next $2 billion
                                                                    0.180% over $3 billion

ING Aeltus Money Market Fund                                     0.400% on first $500 million
                                                                  0.350% on next $500 million
                                                                   0.340% on next $1 billion
                                                                   0.330% on next $1 billion
                                                                    0.300% over $3 billion

ING Balanced Fund                                                0.800% on first $500 million
                                                                  0.750% on next $500 million
                                                                   0.700% on next $1 billion
                                                                    0.650% over $2 billion

ING Bond Fund                                                    0.500% on first $250 million
                                                                  0.475% on next $250 million
                                                                  0.450% on next $250 million
                                                                 0.425% on next $1.25 billion
                                                                    0.400% over $2 billion

ING Classic Principal Protection Fund I                                     0.650%

ING Classic Principal Protection Fund II                                    0.650%

ING Classic Principal Protection Fund III                                   0.650%

ING Classic Principal Protection Fund IV                                    0.650%

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
                                                               ANNUAL INVESTMENT MANAGEMENT FEE
              SERIES                                         ------------------------------------
              ------                                         (as a percentage of daily net assets)
ING Government Fund                                              0.500% on first $250 million
                                                                  0.475% on next $250 million
                                                                  0.450% on next $250 million
                                                                 0.425% on next $1.25 billion
                                                                    0.400% over $2 billion

ING Growth Fund                                                  0.700% on first $250 million
                                                                  0.650% on next $250 million
                                                                  0.625% on next $250 million
                                                                 0.600% on next $1.25 billion
                                                                    0.550% over $2 billion

ING Growth and Income Fund                                        0.700% on first $250 million
                                                                  0.650% on next $250 million
                                                                  0.625% on next $250 million
                                                                 0.600% on next $1.25 billion
                                                                    0.550% over $2 billion

ING Index Plus LargeCap Fund                                     0.450% on first $500 million
                                                                  0.425% on next $250 million
                                                                 0.400% on next $1.25 billion
                                                                    0.375% over $2 billion

ING Index Plus MidCap Fund                                       0.450% on first $500 million
                                                                  0.425% on next $250 million
                                                                 0.400% on next $1.25 billion
                                                                    0.375% over $2 billion

ING Index Plus Protection Fund                                   0.250% during offering period
                                                                0.650% during guarantee period
                                                                       0.450% thereafter

ING Index Plus SmallCap Fund                                     0.450% on first $500 million
                                                                  0.425% on next $250 million
                                                                 0.400% on next $1.25 billion
                                                                    0.375% over $2 billion

ING International Growth Fund                                    0.850% on first $250 million
                                                                  0.800% on next $250 million
                                                                  0.775% on next $250 million
                                                                 0.750% on next $1.25 billion
                                                                    0.700% over $2 billion

                                      -2-
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
                                                               ANNUAL INVESTMENT MANAGEMENT FEE
              SERIES                                         ------------------------------------
              ------                                         (as a percentage of daily net assets)
ING Small Company Fund                                           0.850% on first $250 million
                                                                  0.800% on next $250 million
                                                                  0.775% on next $250 million
                                                                 0.750% on next $1.25 billion
                                                                    0.725% over $2 billion

ING Strategic Allocation Balanced Fund                           0.800% on first $500 million
                                                                  0.775% on next $500 million
                                                                  0.750% on next $500 million
                                                                  0.725% on next $500 million
                                                                    0.700% over $2 billion

ING Strategic Allocation Growth Fund                             0.800% on first $500 million
                                                                  0.775% on next $500 million
                                                                  0.750% on next $500 million
                                                                  0.725% on next $500 million
                                                                    0.700% over $2 billion

ING Strategic Allocation Income Fund                             0.800% on first $500 million
                                                                  0.775% on next $500 million
                                                                  0.750% on next $500 million
                                                                  0.725% on next $500 million
                                                                    0.700% over $2 billion

ING Technology Fund                                              1.050% on first $500 million
                                                                  1.025% on next $500 million
                                                                    1.000% over $1 billion

ING Value Opportunity Fund                                       0.700% on first $250 million
                                                                  0.650% on next $250 million
                                                                  0.625% on next $250 million
                                                                 0.600% on next $1.25 billion
                                                                    0.550% over $2 billion

                                      -3-